SECURITIES AND EXCHANGE COMMISSION

                                 WASHINGTON, DC
                                     20549


                    ________________________________________

                                    FORM 8-K
                    ________________________________________

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                         Date of Report: April 29, 1997
                       (Date of earliest event reported)


                         INSIGNIA FINANCIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                     0-19066                  13-3591193
(State or other jurisdiction of     (Commission              (I.R.S. Employer
incorporation or organization)       File Number)              Identification
                                                                  Number)

                          One Insignia Financial Plaza
                              Post Office Box 1089
                        Greenville, South Carolina 29602
                    (Address of Principal Executive Office)


       Registrant's telephone number, including area code: (864) 239-1000


                     ______________________________________

Item 5. Other Events

     On April 29, 1997, Insignia Financial Group, Inc. ("Insignia") completed the acquisition of a portfolio of property management rights from The Related Group of Florida ("RGF"). Insignia also agreed to acquire certain general partner interests in the partnerships owning some of the managed properties of RGF later in 1997.


Item 7.  Financial Statement and Exhibits

        (c)     Exhibits

    Exhibit No.

     99.1               Press Release dated April 29, 1997

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INSIGNIA FINANCIAL GROUP, INC.



                                        By:     /s/ John K. Lines
                                        --------------------------------
                                                John K. Lines
                                                General Counsel

Date:  May 14, 1997